                                                                  EXHIBIT (a)(5)
                                                                  --------------

                             LETTER OF TRANSMITTAL

                             READ-RITE CORPORATION
                           Offer for all Outstanding
          6 1/2% Convertible Subordinated Notes due September 1, 2004
             in Exchange for the 10% Convertible Subordinated Notes
                            due September 1, 2004
                      Which Will be Registered Under the
             Securities Act of 1933, As Amended, Prior to Closing

________________________________________________________________________________
      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN STANDARD TIME,
       ON MARCH 8, 2000 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS
             MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN STANDARD
                          TIME, ON THE EXPIRATION DATE

________________________________________________________________________________

  Delivery To: Norwest Bank Minnesota, National Association, Exchange Agent



By Regular Mail or Overnight Courier:         By Registered and Certified Mail:

   Norwest Bank Minnesota, N.A.                  Norwest Bank Minnesota, N.A.
    Corporate Trust Operations                    Corporate Trust Operations
          MAC N9303-121                                  MAC N9303-121
 Sixth Street & Marquette Avenue                         P.O. Box 1517
      Minneapolis, MN 55479                          Minneapolis, MN 55480


                           In Person by Hand Only:

                        Norwest Bank Minnesota, N.A.
                    12th Floor - Northstar East Building
                          Corporate Trust Services
                           608 Second Avenue South
                               Minneapolis, MN


             For Information or Confirmation by Telephone Call:
                               (612) 667-9764

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                               (612) 667-4927

                    Attention:  Corporate Trust Department


     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received and reviewed the preliminary Prospectus, dated February 7, 2000 (the "Prospectus"), of Read-Rite Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $172,500,000 of the Company's 10% Convertible Subordinated Notes due September 1, 2004 (the "Exchange Notes"), for an aggregate principal amount of up to $345,000,000 of the Company's issued and outstanding 6 1/2% Convertible Subordinated Notes due September 1, 2004 (the "Existing Notes") from the registered holders thereof (the "Holders").

     For each Existing Note accepted for exchange, the Holder of such Existing Note will receive an Exchange Note having a principal amount equal to fifty percent (50%) of the principle amount of the surrendered Existing Note. Each Holder will also receive a payment, in cash or in common stock at our election, of $50 for each $1,000 principal amount of the Exchange Notes issued in the Exchange Offer in the event that the interest payment on the Existing Notes due March 1, 2000 has not been paid or provided by us prior to the Exchange Offer. The Exchange Notes will bear interest from the date of issuance. Accordingly, Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the date of issuance.

     Holder's who tender Existing Notes may offer to purchase up to $50,000,000 aggregate principal amount of additional Exchange Notes for cash pursuant to the Cash Offer. See "Cash Offer for Additional Exchange Notes" section of the Prospectus.

     This Letter is to be completed by a Holder of Existing Notes and is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for tendering existing notes" section of the Prospectus. Holders of Existing Notes who are unable to deliver confirmation of the book-entry tender of their Existing
Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed delivery procedures" section of the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer and Cash Offer.

     List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed and attached on a separate signed schedule.

_______________________________________________________________________________
DESCRIPTION OF EXISTING NOTES                               1             2
-------------------------------------------------------------------------------

Name(s) and Address(es) of Registered               Aggregate        Principal
Holder(s)                                           Principal        Amount
(Please fill in, if blank)                          Amount of        Tendered*
                                                    Existing
                                                    Note(s)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                Total
-------------------------------------------------------------------------------

* Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing Notes represented by the Existing Notes indicated in column 2. See Instruction 2. Existing Notes tendered hereby must be in denominations of principal amount of $2,000 and any integral multiple thereof. See Instruction 1.
-------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution____________________________________________

      Account Number__________________     Transaction Code Number_____________

[_] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s)__________________________________________

      Window Ticket Number (if any)____________________________________________

      Date of Execution of Notice of Guaranteed Delivery_______________________

      Name of Institution which Guaranteed Delivery____________________________

      For Book-Entry Transfer, Complete the Following:

      Account Number__________________     Transaction Code Number_____________

[_] CHECK HERE IF OFFERING TO BUY ADDITIONAL EXCHANGE NOTES FOR CASH AND COMPLETE THE FOLLOWING:

      Aggregate Principal Amount of Exchange Notes $                       **
                                                   ------------------------

* The Cash Offer is entirely contingent upon the completion of the Exchange Offer and, in no event, will we will sell any additional Exchange Notes if the Exchange Offer is not completed for any reason.

** Offers for additional Exchange Notes must be in denominations of principal amount of $1,000 and any integral multiple thereof.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:____________________________________________________________________

      Address:_________________________________________________________________


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired as a result of market-making activities or other trading activities.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Notes, with full power of substitution, among other things, to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes, and to acquire Exchange Notes issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the Holder of such Existing Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder of such Existing Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of the Company.

     The Exchange Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes;

however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

_______________________________________________________________________________
                         SPECIAL ISSUANCE INSTRUCTION
                          (See Instructions 3 and 4)
_______________________________________________________________________________

To be completed ONLY if Exchange Notes not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Exchange Notes and/or Existing Notes to:

Name(s)........................................................................
                            (Please Type or Print)

 ...............................................................................
                            (Please Type or Print)

Address........................................................................

 ...............................................................................
                                  (Zip Code)

                        (Complete Substitute Form W-9)

[_]   Credit unexchanged Existing Notes delivered by book-entry transfer to the
                Book-Entry Transfer Facility account set forth below.

_______________________________________________________________________________
                         (Book-Entry Transfer Facility
                        Account Number, if applicable)

 ...............................................................................

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO THE DEPOSITORY TRUST COMPANY'S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

________________________________________________________________________________

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
               (Complete Accompanying Substitute Form W-9 below)

x__________________________________                    ___________________,2000

x__________________________________                    ___________________,2000
      (Signature(s) of Owner)                                 (Date)

Area Code and Telephone Number__________________________________________________

     If a Holder is tendering any Existing Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):________________________________________________________________________

________________________________________________________________________________
                            (Please Type or Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                             (Including Zip Code)

                              SIGNATURE GUARANTEE
                        (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:________________________________________________________
                                  (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                (Name and Firm)

Dated:____________________________________________________________________, 2000

________________________________________________________________________________

                                 INSTRUCTIONS

    Forming Part of the Terms and Conditions of the Exchange Offer for the 61/2% Convertible Subordinated Notes due September 1, 2004 of Read-Rite
                        Corporation in Exchange for the
          10% Convertible Subordinated Notes due September 1, 2004
                           of Read-Rite Corporation
                      Which Will be Registered Under the
             Securities Act of 1933, As Amended, Prior to Closing

1.   Delivery of this Letter; Guaranteed Delivery Procedures.

     This Letter, or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, is to be completed by Holders of Existing Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for tendering existing notes" section of the Prospectus. Book-Entry Confirmation as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and any other required documents, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $2,000 and any integral multiple thereof.

     Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed delivery procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date a Book-Entry Confirmation and any other documents requested by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The delivery of the Existing Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent.

     See "The Exchange Offer" section of the Prospectus.

2. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Existing Notes in the Book-Entry Transfer Facility System without any change whatsoever.

     If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Existing Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

     When this Letter is signed by the registered Holder or Holders of the Existing Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered Holder, then separate bond powers are required.

     If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing Notes are tendered: (i) by a registered Holder of Existing Notes (including any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

3.   Special Issuance Instructions.

     Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be credited to the proper account maintained at The Depository Trust Company.

In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4.   Taxpayer Identification Number.

     Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may obtained.

     Exempt Holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Existing Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct, (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in
Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty
(60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

5.   Transfer Taxes,

     The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Existing Notes not exchanged are to be registered or issued in the name of, any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6.   Waiver of Conditions.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

8.   Withdrawal Rights.

     Tenders of Existing Notes may be withdrawn at any time prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date.

     For a withdrawal of a tender of Existing Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Existing Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Procedures for tendering existing notes" section of the Prospectus, such Existing Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing
Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., Eastern Standard Time, on the Expiration Date.

9.   Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

                        PAYOR'S NAME:  _______________


SUBSTITUTE                        Part 1-PLEASE PROVIDE YOUR TIN IN
                                  THE BOX AT RIGHT AND CERTIFY BY               TIN:____________________________________
Form W-9                          SIGNING AND DATING BELOW.                               Social Security Number or
                                                                                          Employer Identification Number

Department of the Treasury        Part 2-TIN Applied For [__]
Internal Revenue Service

Payor's Request for               CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Taxpayer
Identification Number             (1)   the number shown on this form is my correct TIN (or I am waiting for a number to be
("TIN") and                             issued to me).
Certification                     (2)   I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                        that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,
                                        and
                                  (3)   any other information provided on this form is true and correct.

                                  SIGNATURE..............................................................     DATE...............

 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------------------------------


      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------------------------------------------------
               Signature                                    Date
--------------------------------------------------------------------------------